SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): FEBRUARY 4, 1999


                            TELEHUBLINK CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-25002                59-3200879
----------------------------          -----------          ------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File Number)         Identification No.)


               24 NEW ENGLAND EXECUTIVE PARK, BURLINGTON, MA 01803
              ------------------------------------------------------
              (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code: (800) 342-1931


                              WHAT A WORLD!, INC.
                                 P.O. BOX 20125
                              TAMPA, FLORIDA 33622
           -----------------------------------------------------------
          Former name or former address, if changed since last report

ITEM 2. ACQUISITION OF ASSETS.

          On February 4, 1999, TeleHubLink Corporation (formerly known as What A World!, Inc.), a Delaware corporation (the "Registrant"), acquired all of the issued and outstanding capital stock of Tele Hub Link Corporation ("TeleHub"), a privately-held company organized under the laws of the Province of Ontario, Canada that is engaged in the business of providing telemarketing services. Pursuant to a Share Purchase Agreement dated as of December 21, 1998 and amended as of January 11, 1999 (the "Share Purchase Agreement") between the Registrant, TeleHub and the shareholders of TeleHub (the "TeleHub Shareholders"), the Registrant acquired from the TeleHub Shareholders all of the issued and outstanding capital stock of TeleHub in exchange for an aggregate of 13,011,339 shares (the "Shares") of common stock, par value $.01 per share ("Common Stock"), of the Registrant (or 3.9252318 shares of the Registrant's Common Stock for each share of TeleHub common stock) and, as a result thereof, TeleHub became a wholly-owned subsidiary of the Registrant (the "Transaction"). In connection with the Transaction, the Registrant filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-4, as amended (Registration No. 333-69435), pursuant to which the Registrant registered under the Securities Act of 1933, as amended, the issuance of the Shares to the TeleHub Shareholders. The Registrant Statement was declared effective by the Commission on January 19, 1999. In addition, in connection with the Transaction, the Registrant amended its Certificate of Incorporation in order to change its name from What A World!, Inc. to TeleHubLink Corporation.

          The source of the consideration paid in the Transaction was authorized but unissued shares of Common Stock of the Registrant. The amount of consideration paid by the Registrant in connection with the Transaction was determined by arm's-length negotiations.

          The description of the Share Purchase Agreement described above is qualified in its entirety by reference to the full text of such Agreement, which is included as an exhibit hereto and is incorporated herein by reference.

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

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED.

          It is impracticable to provide the required financial statements of TeleHub at this time. The required financial statements will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed under cover of Form 8-K/A within 60 days of the date this Form 8-K was required to be filed.

     (c)  EXHIBITS.

          Exhibit 1 - Share Purchase Agreement, dated as of December 21, 1998 and amended as of January 11, 1999, among the Registrant, Tele Hub Link Corporation and the shareholders of Tele Hub Link Corporation (incorporated by reference to Exhibits 10.1 and 10.1(a) to the Registrant's Registration Statement on Form S-4 (Registration No. 333-69435)).

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

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 19, 1999

                                              TELEHUBLINK CORPORATION



                                              By /s/ BRUCE W. YOUNG
                                                 ------------------
                                                 Bruce W. Young
                                                 President

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